Supplement dated September 1, 1999 to the Delaware-Lincoln ChoicePlus Prospectus dated May 1, 1999 for Lincoln National Variable Annuity Account N


This Supplement describes enhancements that are being made to your Delaware-Lincoln ChoicePlus variable annuity contract. These enhancements will be made by an amendment to your contract, and will become effective upon approval by your particular state.

Please keep this Supplement with your current Delaware-Lincoln ChoicePlus Prospectus and retain it for reference. The changes discussed in this Supplement modify the descriptions of these contract features as set forth in the May 1, 1999 Prospectus.

In general, there are five changes to the annuity contract:

1. An optional death benefit may be payable upon the death of the annuitant. Upon the death of the annuitant, the contractowner may continue the contract with a new annuitant or elect within 75 days of the death of the annuitant to receive the optional death benefit. Surrender charges will be waived if a death benefit is paid. Payment of the death benefit on the death of the annuitant will terminate the contract.

This benefit is discussed in detail in the section of this Supplement entitled Death Benefit.

2. A portion of the death benefit, if applicable, may be credited into the contract upon the death of the contract owner, joint owner or annuitant when the surviving spouse assumes the contract. This benefit is discussed in detail in the section of this Supplement entitled Death Benefit.

3. Joint owners are now allowed.

4. There are new issue ages for this contract. The contract owner(s) and annuitant cannot be older than age 90 at the time of issuance of the contract.

5. The maximum amount of purchase payments has been increased. The total amount of purchase payments may not exceed $2 million for a contractowner or $1 million for each joint owner.

The sections of the prospectus titled "Death benefit before the annuity commencement date" and "Death of annuitant" are replaced with the following section:

                  Death benefit

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

If the contractowner, joint owner or annuitant dies before the annuity commencement date, the death benefit will be equal to the greatest of: the contract value for the valuation period during which the death benefit election becomes effective; the sum of all purchase payments less the sum of all withdrawals; or the highest contract value as of any contract anniversary occurring on or before the 80th birthday of the deceased person upon whose death the death benefit is payable, increased by the sum of purchase payments made since such contract anniversary and decreased by the sum of all partial withdrawals, partial annuitizations, and premium tax deductions made since such contract anniversary.

The amount of the death benefit will be determined as of the date on which we receive all of the following requirements: (1) proof, satisfactory to us, of the death of the contractowner, joint owner or annuitant; (2) written election of a method of settlement; and (3) any other required claim forms, fully completed.

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code
Section 72(s) or 401(a)(9) as applicable, as amended from time to time.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. Upon the death of an annuitant who is not the contractowner or joint owner, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If there are joint owners, upon the death of the first contractowner, Lincoln Life will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner he/she may continue the contract as a sole contractowner. Upon the death of the spouse who continues the contract, Lincoln Life will pay a death benefit to the designated beneficiary.

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as contractowner.

Upon the death of a contractowner, joint owner or annuitant, if the surviving spouse continues the contract, any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value will be credited to the contract. This provision applies only one time for each contract.

If an annuitant who is not the contract owner or a joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner and joint owner, if applicable in equal shares, provided the annuitant named on this contract has not been changed (except within the first 30 days after the contract is issued or upon the death of a prior annuitant). Notification of the election of this death benefit must be received by LNL within 75 days of the death of the annuitant. If no contractowner is living on the date of death of the annuitant, the death benefit will be paid to the beneficiary. The contract terminates when any death benefit is paid due to the death of the annuitant. A death benefit payable on the death of the annuitant will not be paid if the annuitant has been changed later than 30 days subsequent to the effective date of this contract, unless the change occurred because of the death of a prior annuitant.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary.

1. If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
2. If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death, the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

The death benefit payable on the death of the annuitant will be distributed in either a lump sum or under an annuity payout. The annuity payout must be selected within 60 days after LNL has approved the death claim.

If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regulations governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

If the annuitant dies after the annuity commencement date, the death benefit, if any, will be paid based on the annuity option selected. Lincoln Life will require proof of the annuitant's death. Under any option providing guaranteed payouts, the number of payouts which remain unpaid at the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to the beneficiary as payouts become due.